T. Rowe Price Emerging Markets Local Currency Bond Fund

Supplement to Summary Prospectus dated May 1, 2012

The portfolio manager table under “Management” is supplemented as follows:

Effective November 1, 2012, Andrew J. Keirle will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee

The date of this supplement is November 1, 2012.

F192-041-S 11/1/12